SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON,D.C.20549
                       FORM 8-K
                    CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities
            Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 1996





        ADVANTA CREDIT CARD MASTER TRUST I
    (Exact name of Registrant as specified in its charter)





    New York          Reg. No 33-49602         Not Required
(State or other       (Commission File         (I.R.S.
 jurisdiction of         Number)               Identification
 incorporation)                                  Number)





                Advanta National Bank USA
               Attention: Gene S. Schneyer

            Brandywine Corporate Center 650 Naamans Road
            Claymont, Delaware 19703 (Address of Owner
            /Servicer)

            Adress of principal executive offices

         (302) 791-4400 (Telephone Number of Owner/Servicer)


         (Registrant's Telephone Number)



    Items 1-4       Inapplicable
    Item  5
                Other Events
    Information relating to the distributions to Certificateholders for the May 1996 Monthly Period of the Trust in respect of the Class A-1 5.95 Fixed Rate Asset Backed Certificates, Series 92-3, the Class A-2 Floating Rate Asset Backed Certificates, Series 92-3, Floating Rate Asset Backed Certificates, Series 93-2, Floating Rate Asset Backed Certificates, Series 93-4 and, Floating Rate Asset Backed Certificates, Series 94-1, (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1992 between Advanta National Bank USA and ChemicalBank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.




    Item 6 .    Inapplicable

    Item 7 .    Financials Statements, Pro Forma
                Financials Information and Exhibits.


1. Monthly Reports for the May 1996 Monthly Period relating to the Series 92-3
    Class A-1, 5.95% Fixed Rate Asset Backed
    Certificates, the Series 92-3 Class A-2
    Floating Rate Asset Backed Certificates, the Series
    93-2, the Series 93-4 and the Series
    94-1 Floating Rate Asset Backed Certificates Issued by the Advanta Credit Card Master Trust I




                           SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  ADVANTA CREDIT CARD MASTER TRUST I

                                   (Registrant)

                   By: Advanta National Bank USA
                                   (Owner/Servicer)




 Date: June 19, 1996            BY: /s/  Michael Coco
                                Name:      Michael Coco

                                Title:     Vice President




                        SIGNATURE


 Pursuant to the requirements of the Securities Exchange
 Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 ADVANTA CREDIT CARD MASTER TRUST I

                                  (Registrant)

                  By: Advanta National Bank USA
                                  (Owner/Servicer)




Date: June 19, 1996            BY: /s/  Michael Coco
                               Name:      Michael Coco

                               Title:     Vice President





                             EXHIBIT INDEX

                                                    Sequential Exhibit
Page Number
  1       Monthly Reports for the May 1996               5
          Monthly Period relating to the
          Class A-1 5.95% Fixed Rate Asset Backed Certificates
Series 1992-3, the Asset Backed Certificates Series 1993-2, and the Asset Backed Certificates Series 94-1, issued by the Advanta Credit card Master Trust I



                                                May  1996


                          MONTHLY SERVICER'S CERTIFICATE
                            ADVANTA NATIONAL BANK USA
                         ADVANTA CREDIT CARD MASTER TRUST


     The undersigned, a duly authorized representative of Advanta National Bank USA,as Servicer ("Advanta USA") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of May 1,1992 (the "Agreement"), by and between Advanta USA, as Seller and Servicer and Chemical Bank, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement: provided that the " preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

     2. Advanta USA is as of the date hereof the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. The date of this Certificate is a Determination Date under the Agreement.

     5. The aggregate amount of Collections processed for the
        preceding Monthly Period for this Payment
        Date is equal to ...             $240,156,387.22

     6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3        $46,870,339.69
                 Series 1993-1        $18,743,956.61
                 Series 1993-2        $37,508,809.50
                 Series 1993-4        $37,508,809.50
                 Series 1994-1        $37,508,809.52

     7. The aggregate amount of such Collections allocated to Finance Charge Receivables for the preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3         $6,259,698.67
                 Series 1993-1           $248,378.60
                 Series 1993-2         $5,009,433.39
                 Series 1993-4         $5,009,433.39
                 Series 1994-1         $5,009,433.39

     8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute Recoveries on Defaulted Accounts for this preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3            $82,422.25
                 Series 1993-1             $3,270.43
                 Series 1993-2            $65,959.85
                 Series 1993-4            $65,959.85
                 Series 1994-1            $65,959.86

      9. The aggregate amount of such Collections of Finance Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this
         Payment Date was equal to:

                 Series 1992-3           $833,333.34
                 Series 1993-1            $33,072.21
                 Series 1993-2           $666,666.67
                 Series 1993-4           $583,333.33
                 Series 1994-1           $500,000.00

     10. The aggregate amount of drawings,if any, under the Enhancement for each Series required to be made on the next succeeding Distribution Date is equal to:

                 Series 1992-3                 $0.00
                 Series 1993-1                 $0.00
                 Series 1993-2                 $0.00
                 Series 1993-4                 $0.00
                 Series 1994-1                 $0.00

     11. The amount of the Monthly Investor Servicng Fee required to be paid on the next succeeding Payment Date for each Series is equal to:

                 Series 1992-3           $833,333.33
                 Series 1993-1            $33,072.21
                 Series 1993-2           $666,666.67
                 Series 1993-4           $666,666.67
                 Series 1994-1           $666,666.67

     12. The aggregate sum of all amounts payable to Investor
         Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Interest is equal to:

                 Series 1992-3         $2,571,614.58
                 Series 1993-1            $98,560.96
                 Series 1993-2         $2,078,083.33
                 Series 1993-4         $2,085,416.67
                 Series 1994-1         $2,054,250.00

     13. The aggregate sum of all amounts payable to Investor
         Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Principal is equal to:

                 Series 1992-3                 $0.00
                 Series 1993-1        $19,843,325.00
                 Series 1993-2                 $0.00
                 Series 1993-4                 $0.00
                 Series 1994-1                 $0.00

     14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:

                 Series 1992-3        $65,000,000.00
                 Series 1993-1                 $0.00
                 Series 1993-2        $52,000,000.00
                 Series 1993-4        $52,000,000.00
                 Series 1994-1        $32,000,000.00




     15. The existing aggregate Deficit Controlled Amortization Amount for each Series was equal to:

                 Series 1992-3                 $0.00
                 Series 1993-1                 $0.00
                 Series 1993-2                 $0.00
                 Series 1993-4                 $0.00
                 Series 1994-1                 $0.00


     16. The average Net Portfolio Yield for the three preceding
         Monthly Periods was 11.86%.


     17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:

                 Series 1992-3       8.02%
                 Series 1993-1       7.56%
                 Series 1993-2       7.92%
                 Series 1993-4       7.94%
                 Series 1994-1       7.85%

     18. The Investor Percentage for each Series of Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:

                 Series 1992-3      22.43%
                 Series 1993-1       0.89%
                 Series 1993-2      17.95%
                 Series 1993-4      17.95%
                 Series 1994-1      17.95%

     19. The Investor Percentage for each Series of Collections allocated to Principal Receivables for the Preceding Monthly Period was equal to:

                 Series 1992-3      22.43%
                 Series 1993-1       8.97%
                 Series 1993-2      17.95%
                 Series 1993-4      17.95%
                 Series 1994-1      17.95%

     20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to Section 5.02(a) of the Agreement.


     21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default: if applicable, "None"]... None


     22. As of the date hereof no Liquidation Event or Controlled
         Amortization Event has been deemed to have occurred for the Monthly Period for this Payment Date.


     23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.


     In witness whereof, the undersigned has duly executed and delivered this certificate this


                            ADVANTA NATIONAL BANK USA
                            as Owner/Servicer

                            ----------------------------------------
                              Michael Coco
                              Vice President



                                   Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $26,312,563.24
  (b)  60-89 days: ........................         $13,359,229.12
  (c)  90-119 days: .......................         $11,172,704.67
  (d)  120-149 days: ......................          $8,253,135.03
  (e)  150-179 days: ......................          $7,375,721.32
  (f)  180 or more days: ..................          $1,711,733.46




          ADVANTA NATIONAL BANK USA,
            as Servicer







       By: Michael Coco
           Vice President







                                                    May 1996
                MONTHLY CERTIFICATEHOLDER'S STATEMENT
                       ADVANTA NATIONAL BANK USA
                          ADVCC Master Trust I

                             Series 1992-3


Under Section 5.02 of the Amended and Restated Master Pooling and Servicing Agreement dated as of May 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA ("Advanta USA") as Seller and Servicer and Chemical Bank, as Trustee (the "Trustee"), Advanta USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the ADVCC Master Trust I (the "Trust") during the previous month. The information which is required to be prepared with respect to the Payment Date of June 17, 1996 and
with respect to the performance of the Trust during the month of May 1996   is
set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate
(a "Certificate"). Certain other information presented is based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

  A.  Information Regarding the Current Monthly Distribution
     (Stated on the Basis of $1,000 Certificate).

  1. The total amount of the distribution to Series 1992-3
     Certificateholders per $1,000 original certificate
     principal amount
     Class A-1 ..............                                 4.958333
     Class A-2 ..............                                 5.328125

  2. The amount of the distribution set forth in paragraph 1 above with respect to interest on the Series 1992-3 Certificates per $1,000 original principal amount
Class A-1 ..............            4.958333
     Class A-2 ..............                                 5.328125

  3. The amount of the distribution set forth in paragraph 1 above with respect to principal on the Series 1992-3
     Certificateholders per $1,000 original principal amount...0.00000

 B.  Information regarding the Performance of the Trust

  1. Collection of Receivables.
     (a) The aggregate amount of Collections of Receivables processed during the Monthly Period immediately preceding the Payment Date with the respect to the
     Investor Certificates of all Series ...           $240,156,387.22

     (b) The aggregate amount of average Receivables
     outstanding during the Monthly Period immediately preceding the Payment Date with the respect to the
     Investor Certificates of all Series ...            $2,227,780,293.10

     (c) The aggregate amount of Collections of Receivables in respect of Finance Charge Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with
     respect to Series 1992-3 Certificates ...              $6,259,698.67

     (d) The aggregate amount of Collections of Receivables
     in respect of Principal Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with respect to Series
     1992-3 Certificates ...                            $46,870,339.69

2.  Principal Receivables in the Trust:
    (a) The aggregate amount of Principal Receivables as of
    the end of the last day of the preceding Monthly Period
    (which reflects the Pricipal Receivables represented by the
    Exchangeable Seller's Certificate and by the
    Investor Certificates of all Series) ...        $2,183,514,073.39

   (b) The aggregate amount of Principal Receivables in
   the Trust represented by the Series 1992-3 Certificates
   (the "Investor Amount") as of the end of the last day
   of the Preceding Monthly Period ...               $500,000,000.00

   (c) The Investor Amount on the date of issuance
   of the Series 1992-3 Investor Certificates (the
  "Initial Investor Amount") ...                    $500,000,000.00

   (d) The Investor Percentage with respect to the
   allocation of Charged-off Receivables to Series
   1992-3 Certificateholders .....                             22.43%

   (e) The Investor Percentage with respect to the
   allocation of Principal Receivables to Series
   1992-3 Certificateholders .....                             22.43%

3. Investor Charged-Off Amount

   The aggregate of the Investor Charged-Off Amounts for
   the Monthly Period corresponding to the Payment Date
  allocable to the Series 1992-3 Certificates ...     $2,106,110.61

4. Reduction Amount; Reimbursement of Reduction Amount

   (a) The amount of the drawing, if any, under the
  Enhancement ...                                             $0.00

   (b) The excess of the Reduction Amount allocable to
   the Series 1992-3 Certificates over the amount of the
   drawing, if any, under the Enhancement made to reimburse the
   Series 1992-2 Certificateholders for such amount
   written off ...                                             $0.00
   (c) The Reduction Amount set forth in Item 5(b) above,
   per $1,000 interest(which will have the effect of
   reducing, pro rate, the amount of each Series 1992-3
   Investor Certificateholder's investment ...              0.000000

   (d) The total amount reimbursed to the Trust for such
    Payment Date in respect of the Reduction Amount ...         $0.00

    (e) The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Series 1992-3 Certificateholder's
    investment) ...                                 0.000000

    (f) The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Series
    1992-3 Investor Amount as of the end of the day on the
    Record Date with respectto the Payment Date ...             $0.00

 5.5. Investor Servicing Fee

    The amount of the Series 1992-3 Monthly Servicing Fee
    payable to the Servicer for the Payment Date ...      $833,333.33

 6. Available Enhancement Amount

     (a) The amount available to be drawn under the Enhancement for the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect to any drawings on the Enhancement Provider on such Payment Date ... $65,000,000.00

    (b) The ratio of the Available Enhancement Amount to the Investor Amount of the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect
    to any drawings on the Enhancement and payments to the Enhancement
    Provider on such Payment Date ..............                13.00%

 7. Carryover Controlled Amortization Amount
    The existing Carryover Controlled Amortization Amount
    for such Distribution Amount ...                            $0.00

 C. The Pool Factor

   The Pool Factor for the Preceding Record Date (which represents the ratio of the amount of the Investor Amount as of such
    Record Date (adjusted after taking into account any reduction in the Investor Amount which will occur on the following Payment
    Date) to the Initial Investor Amount). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination
    of the Holder's Certificate by the Pool Factor ...            1.00

D.  Receivables Balance
 1. The aggregate amount of Principal Receivables in the
    Trust at the close of business on the last day of the
    immediately preceding Monthly Period (which reflects the
    Principal Receivables represented by Exchangeable Seller's
    Certificate and by the Investor Certificates
    of all Series) ...                             $2,183,514,073.39

 2. The aggregate amount of Finance Charge Receivables
    in the Trust as the close of business on the last day of
    the immediately preceding Monthly Period ...       $25,058,512.07

Delinquent Balances
       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $26,312,563.24
  (b)  60-89 days: ........................         $13,359,229.12
  (c)  90-119 days: .......................         $11,172,704.67
  (d)  120-149 days: ......................          $8,253,135.03
  (e)  150-179 days: ......................          $7,375,721.32
  (f)  180 or more days: ..................          $1,711,733.46




          ADVANTA NATIONAL BANK USA,
            as Servicer







       By: Michael Coco
           Vice President







                                                    May 1996



                MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    ADVANTA NATIONAL BANK USA
                  ADVANTA CREDIT CARD MASTER TRUST
                           Series 1993-2



Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1992, by and between Advanta National Bank USA ("Advanta USA") as Seller and Servicer, and Chemical Bank, as Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-2 and the performance of the ADVANTA Credit Card Master Trust ("the Trust) during the previous Monthly Period. The information which is required to be prepared wiht respect to the distribution on the June 17, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment
     Date per $1,000 original principal amount of the
     Investor Certificates ...                                   5.195208
2.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Investor Certificates ...           0.000000

3.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 priginal
     principal amount of the Investor Certificates ...           5.195208

4. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Investor Certificates ... $43,250,869.41

5.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly Period and
     allocated in respect of the Investor
     Certificates ...                                    $37,508,809.50
6.   The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior Monthly Period and allocated in respect of
     the Investor Certificates ...                          $5,009,433.39


7.   The Investor Charged-Off Amount for the prior
     Monthly Period is ...                                  $1,685,451.86

8.   The aggregate amount of the Reduction Amounts for
     Series 1993-2 for the Monthly Period is ...                    $0.00

9.    The aggregate amount of the Reduction Amounts for
     Series 1993-2 reimbursed on such Payment Date is ...           $0.00

10.  The amount of the Monthly Investor Servicing Fee
     for the prior Monthly Period is ...                      $666,666.67

11.  The Pool Factor as of the end of the last day of the
     prior Monthly Period is ...                                     1.00

12.  The amount, if any, by which the outstanding principal
     balance of the Investor Certificates exceeds the Investor
     Amount as of the end of the day on the Record Date with respect to such Payment Date (after giving effect to any
     activity on such Payment Date) is ...                        $0.00
13.  The Investor Amount after giving effect to any
     payments on such Payment Date is ...                 $400,000,000.00

14.  The Cash Collateral Guaranty Amount as of the close
     of business on the Payment Date is ...                $52,000,000.00

15.  The amount by which the Net Portfolio Yield for such
     Monthly Period exceeds the Base Rate for the related
     Investor Interest Period ...                                    3.94 %

16.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1993-2 (after giving effect
     to any activity on such Payment Date) is ...                   $0.00

17.  The Investor Percentage with respect to Principal
     Receivables is ...                                             17.95%

     and with respect to Finance Charge Receivables is ...          17.95%





Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $26,312,563.24
  (b)  60-89 days: ........................         $13,359,229.12
  (c)  90-119 days: .......................         $11,172,704.67
  (d)  120-149 days: ......................          $8,253,135.03
  (e)  150-179 days: ......................          $7,375,721.32
  (f)  180 or more days: ..................          $1,711,733.46




          ADVANTA NATIONAL BANK USA,
            as Servicer




     By: Michael Coco
         Vice President




                                               May    1996
             MONTHLY CERTIFICATEHOLDER'S STATEMENT

                   ADVANTA NATIONAL BANK USA
                ADVANTA CREDIT CARD MASTER TRUST
                         Series 1993-4



Under the Amended and Restated Master Pooling and Servicing Agreement
(the "Agreement") dated as of May 1, 1992, by and between Advanta
National Bank USA ("Advanta USA") as Seller and Servicer, and Chemical Bank, as Trustee, Advanta USA as Servicer, is required to prepare certain information each month regarding current distributons to all Investor Certificateholders of Series and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period.
The information which is required to be prepared with respect to the to
the distribution on the June 17, 1996   Payment Date
(the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series
1993-4 Certificates is set forth below in accordance with Section
4.2 of the Series 1993-4 Supplement to the Agreement.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall their respective meanings set forth in the Agreement.
1.   The total amount of the distribution on the Payment
     Date per $1,000 original principal amount of the
     Investor Certificates ...                                5.213542

2.   The amount of the distribution set forth in paragraph 1
     above in respect of principal per $1,000 original
     principal amount of the Investor Certificates ...        0.000000

3.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 priginal
     principal amount of the Investor Certificates ...        5.213542

4.   The aggregate amount of Collections of
     Receivables processed for the prior Monthly Period
     which were allocated in respect of the Investor
     Certificates ...                                   $43,167,536.07

5.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly Period and
     allocated in respect of the Investor
Certificates .....                                 $37,508,809.50

6.   The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Investor Certificates ...                           $5,009,433.39

7.   The Investor Charged-Off Amount for the prior
     Monthly Period is ...                               $1,685,451.86

8.   The aggregate amount of the Reduction Amounts for
     Series 1993-4 for the Monthly Period is ...                 $0.00

9    The aggregate amount of the Reduction Amounts for
     Series 1993-4 reimbursed on such Payment Date is ...        $0.00

10.  The amount of the Monthly Investor Servicing Fee for
     the prior Monthly Period is ...                       $666,666.67

11.  The Pool Factor as of the end of the last day of the
     prior Monthly Period is ...                                  1.00

12.  The amount, if any, by which the outstanding principal
     balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment date (after giving effect to any
     activity on such Payment Date) is ...                       $0.00

13.  The Investor Amount after giving effect to any
     payments on such Payment Date is ...              $400,000,000.00

14.  The Invested Amount after giving effect to
     payments on such Payment Date is ...              $400,000,000.00

15.  The Pre-Funded Amount after giving effect to
     payments on such Payment Date is ...                        $0.00

16.  The Cash Collateral Guaranty Amount as of the
     close of business on the Payment Date is ...       $52,000,000.00

17.  The amount by which the Net Portfolio Yield for such
     Monthly Period exceeds the Base Rate for the related
     Investor Interest Period...                                  3.66%

18.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1993-4 (after giving effect to any activity on such Payment Date) is ...$0.00

19.  The Investor Percentage with respect to Principal
     Receivables is ......                                       17.95%

     and with respect to Finance Charge Receivables is ......    17.95%





                                                    May 1996

                  MONTHLY CERTIFICATEHOLDER'S STATEMENT ADVANTA
                        NATIONAL BANK USA




                     ADVANTA CREDIT CARD MASTER TRUST Series
                               1994-1



  Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1992, by and between Advanta National Bank USA ("Advanta USA") as Seller and Servicer, and Chemical Bank, as Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1994-1 and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with
  respect to the distribution on the June 17, 1996    Payment
  Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1994-1 Certificates is set forth below in accordance with Section 4.2 of the Series 1994-1 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate of Series 1994-1. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of
     Class A Certificates ...                                 5.121875

2.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of
     Class B Certificates ...                                 5.351042

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal per $1,000 original
     principal amount of the Class A Certificates ...         0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal per $1,000 original
     principal amount of the Class B Certificates ...         0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 priginal
     principal amount of the Class A Certificates ...         5.121875

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 priginal
     principal amount of the Class B Certificates ...         5.351042

7.   The aggregate amount of Collections of
     Receivables processed for the prior Monthly Period which were allocated in respect of the Series
     1994-1 Certificates ...                            $43,084,202.77

8.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly Period and allocated in respect of the Series
     1994-1 Ceritificates ...                           $37,508,809.52

9.   The aggregate amount of Reallocated Class B
     Principal Collections processed during the prior
     Monthly Period and allocated in respect of the
     Class B Certificates ...                            $2,256,797.46

10.  The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class A Certificates ...                            $4,708,030.15

11.  The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior Monthly Period and allocated in respect of the
     Class B Certificates ...                              $301,403.24

12.  The Class A Investor Charged-Off Amount for the
     prior Monthly Period is ...                         $1,584,043.06

13.  The Class B Investor Charged-Off Amount for the
     prior Monthly Period is ...                           $101,408.80

14.  The aggregate amount of Class A Reduction Amounts
     for the prior Monthly Period is ...                         $0.00

15.  The aggregate amount of Class B Reduction Amounts
     for the prior Monthly Period is ...                         $0.00

16.  The aggregate amount of Class A Reduction Amounts
     reimbursed on such Payment Date is ...                      $0.00

17.  The aggregate amount of Class B Reduction Amounts
     reimbursed on such Payment Date is ...                      $0.00

18.  The amount of the Class A Monthly Servicing Fee
     for the prior Monthly Period is ...                   $626,666.67

19.  The amount of the Class B Monthly Servicing Fee
     for the prior Monthly Period is ...                    $40,000.00

20.  The Class A Pool Factor as of the end of the last
     day of the prior Monthly Period is ...                    1.00000

21.  The Class B Pool Factor as of the end of the last
     day of the prior Monthly Period is ...                    1.00000

22.  The Class A Investor Amount after giving effect
     to any payments on such Payment Date is ...       $376,000,000.00

23.  The Class B Investor Amount after giving effect
     to any payments on such Payment Date is ...        $24,000,000.00

24.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on
     such Payment Date is ...                                          0.00

25.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on
     such Payment Date is ...                                          0.00

26.  The Available Cash Collateral Amount as of the
     close of business on such Payment Date is ...      $32,000,000.00

27.  The Available Shared Enhancement Amount as of the
     close of business on such Payment Date is ...      $24,000,000.00

28.  The amount by which the Net Portfolio Yield for
     such Monthly Period exceeds the Base Rate for such
     Monthly Period is ...                                       3.51 %

29.  The amount of Interchange with respect to the prior
     Monthly Period is ...                                 $500,000.00

30.  The amount of Servicer Interchange with respect to
     the prior Monthly Period is ...                       $333,333.33

31.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1994-1 (after giving effect
     to any activity on such Payment Date) is ...                $0.00

32.  The Investor Percentage with respect to Principal
     Receivables is .....                                         17.95%

     and with respect to Finance Charge Receivables is            17.95%


Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $26,312,563.24
  (b)  60-89 days: ........................         $13,359,229.12
  (c)  90-119 days: .......................         $11,172,704.67
  (d)  120-149 days: ......................          $8,253,135.03
  (e)  150-179 days: ......................          $7,375,721.32
  (f)  180 or more days: ..................          $1,711,733.46




          ADVANTA NATIONAL BANK USA,
            as Servicer







       By: Michael Coco
           Vice President